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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 11, 2001

                           UNO RESTAURANT CORPORATION
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          001-09573                               04-2953702
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 (Commission File Number)               (I.R.S.  Employer Identification No.)

    100 CHARLES PARK ROAD, WEST ROXBURY, MA                    02132
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   (Address of Principal Executive Offices)                   (Zip Code)

                                                   (617) 323-9200
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              (Registrant's Telephone Number, Including Area Code)

                                                         N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On May 11, 2001 Uno Restaurant Corporation (the "Company"), closed a sale-leaseback transaction with U.S. Realty Advisors, LLC. Under a Sale-Leaseback Agreement dated as of May 11, 2001, three indirect, wholly owned subsidiaries of the Company sold to, and an indirect, wholly-owned subsidiary of the Company will leaseback from, Zuno Property LLC, an affiliate of U.S. Realty Advisors, a portfolio of 12 Pizzeria Uno Chicago Bar & Grill restaurants located in 10 states for approximately $25.1 million of gross proceeds. U.S. Realty Advisors received mortgage financing from FFCA Funding Corporation, which has been granted a first mortgage on the properties. The proceeds have been used to reduce outstanding institutional indebtedness.

         The leaseback of the portfolio of restaurants from U.S. Realty Advisors is pursuant to a long-term master lease. The master lease is an unconditional, bond-type, triple net lease with a term of 20 years and four five-year renewal terms at the Company's option. The Company has guaranteed all rental payments under the master lease.

         The financial statement effect of this transaction on a pro forma basis, had it occurred as of October 1, 2000, would be to decrease total assets by approximately $25.1 million, reduce indebtedness by approximately $24.1 million (net of legal fees and other fees and expenses related to the transaction and transfer taxes), and decrease retained earnings by approximately $1.0 million.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      PRO FORMA CONDENSED FINANCIAL STATEMENTS.

                           See narrative description in Item 2 above.

                  (b)      EXHIBITS.

                           2.1      Sale-Leaseback Agreement, dated as of
                                    May 11, 2001.

                           2.2      Master Lease, dated as of May 11, 2001.

                           2.3 Unconditional Guaranty of Payment and Performance, dated as of May 11, 2001.

                  (Annexes, Exhibits and Schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. Uno Restaurant Corporation agrees, however, to furnish supplementary a copy of such omitted items to the Commission upon request)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2001                    UNO RESTAURANT CORPORATION



                                       By: /s/ Robert M. Vincent
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                                           Robert M. Vincent,
                                           Chief Financial Officer,
                                           Executive Vice President, Treasurer
                                           and Assistant Secretary